                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We hereby consent to the incorporation by reference in the Registration Statement on Form S-11 (File No. 333-76761) of Corporate Property Associates 14 Incorporated and Subsidiaries of our report dated April 7, 2000, relating to the consolidated financial statements and financial statement schedule which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP

New York, New York
April 7, 2000


                                     - 29 -